HIGHLAND FUNDS I

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Floating Rate Opportunities Fund

(each a “Fund” and together, the “Funds”)

Supplement dated March 19, 2014 to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”) for the Funds, each dated October 31, 2013, as supplemented from time to time.

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectus and SAI and should be read in conjunction with the Summary Prospectuses, Prospectus and SAI.

CHANGE OF UNDERWRITER

Effective April 1, 2014, Highland Capital Funds Distributor, Inc. (“HCFD”), an affiliate of Highland Capital Management Fund Advisors, L.P., the Funds’ investment adviser, will become the Funds’ distributor. HCFD began operations on November 20, 2013, and the Board of Trustees of the Funds has approved a new underwriting agreement by and among HCFD, Highland Funds I and Highland Funds II. There will be no changes to the expense ratios of the Funds or the services received by the Funds as a result of this change.

Effective April 1, 2014, all references to Foreside Funds Distributors LLC are deleted in their entirety and are replaced with Highland Capital Funds Distributor, Inc.

Effective April 1, 2014, all references to 400 Berwyn Park, 899 Cassatt Road, Berwyn, Pennsylvania 19312 are deleted in their entirety and are replaced with 200 Crescent Court, Suite 700, Dallas, Texas 75201.

HFI-SUP-3/19/14

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUSES, PROSPECTUS AND SAI FOR FUTURE REFERENCE.